SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

                        December 29, 2000
                          Date of Report
                (Date of Earliest Event Reported)

                  SPORTSMAN'S WHOLESALE COMPANY
      (Exact Name of Registrant as Specified in its Charter)

     Nevada               333-65573            84-1408762
  (State or other      (Commission File No.)     (IRS Employer I.D. No.)
   Jurisdiction)


                       1065 West 1150 South
                         Provo, UT 84601
             (Address of Principal Executive Offices)


                          (801) 812-0306
                  Registrant's Telephone Number



     N/A
     (Former Name or Former Address If Changed Since Last Report)

ITEM 1.   Changes in Control of Registrant.

     (a) On December 29, 2000, the Board of Directors of the Registrant adopted, ratified and approved a resolution to issue 15,000,000 "unregistered" and "restricted" shares of its $0.0001 par value common voting stock to David N. Nemelka in consideration of the sum of $10,000 paid by personal check of David N. Nemelka. This action was approved by the majority stockholders of the Registrant on December 29, 2000.

     The former majority stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the adoption of the resolution was:

                                   Amount and Nature          Percent
                                   Of Beneficial              Of
    Name                           Ownership                  Class
Fred L. Hall                        1,499,000                  93.5%
1065 West 1150 South
Provo, UT 84601

     (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the adoption of the resolution to issue 15,000,000 "unregistered" and "restricted" shares to Mr. Nemelka as of
December 29, 2000.

                                            Amount and Nature         Percent
                                            Of Beneficial             Of
     Name                  Title            Ownership                 Class
David N. Nemelka        Sole Officer and      15,000,000               90.3%
2662 Stonebury Loop Rd. Director and
Springville, UT 84663   Stockholder

Fred L. Hall            Stockholder            1,499,000                9.0%
1065 West 1150 South
Provo, UT 84601

All officers and directors
as a group (1)                                15,000,000               90.3%

ITEM 2.   Acquisition or Disposition of Assets.

          Except as indicated under Item 1, none; not applicable.

ITEM 3.   Bankruptcy or Receivership.

          None; not applicable.

ITEM 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

ITEM 5.   Other Events.

          None; not applicable.

ITEM 6.   Resignation of Directors and Executive Officers.

     Effective December 29, 2000, Fred L. Hall resigned as the sole officer and director of the
Registrant after designating David N. Nemelka as the sole officer and director of the Registrant.

ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None; not applicable.

     (b)  Pro Forma Financial Information.
          None; not applicable.

     (c)  Exhibits.

                                             Exhibit
Description of Exhibit*                           Number

     None.

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

ITEM 8.   Change in Fiscal Year.

     None; not applicable.

ITEM 9.   Regulation FD Disclosure

     None; not applicable.

     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SPORTSMAN'S WHOLESALE COMPANY

Date:     1/8/01              By /s/ David N. Nemelka
                                               David N. Nemelka